College Retirement Equities Fund	Supplement

COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

SUPPLEMENT NO. 2

dated August 12, 2026 to the Statement of Additional Information (“SAI”) dated May 1, 2026

The participants of CREF were asked to elect nominees to the CREF Board of Trustees (the “Board”) at a meeting held on August 11, 2026. On that date, all nine nominees were successfully elected to the Board and were seated on the Board effective August 11, 2026, including seven current Trustees and two new Trustees, Steven E. Medina and Thomas M. Rampulla. These same nominees recently were elected by their respective Contractowners to the Management Committee of TIAA Separate Account VA-1.

Therefore, effective immediately, the total number of Trustees as set forth in the first sentence of the first paragraph currently appearing under the sub-section entitled “Board leadership structure and related matters” of the sub-section entitled “The Board of Trustees” of the section entitled “Management of CREF” on page 45 of the SAI is hereby increased from seven to nine.

Effective immediately, the following entries for Steven E. Medina and Thomas M. Rampulla, are hereby added in the “Independent Trustees” chart currently appearing under the section entitled “Management of CREF” beginning on page 49 of the SAI:

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Trustee	Other directorships and positions held by Trustee
Steven E. Medina c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1972	Trustee	Four-year term. Trustee since 2026.	Senior Managing Director, Chief Investment Officer, Global Equities, (2018-2025), Manulife Investment Management. Mr. Medina has particular experience in domestic and global asset management, including oversight of investment teams, portfolio management, and product development across mutual funds, retirement, and annuity products.	9
Thomas M. Rampulla c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1965	Trustee	Four-year term. Trustee since 2026.	Managing Director, Head of U.S. Financial Intermediaries Business (2015-2023), Vanguard. Mr. Rampulla has significant experience in wealth management, business operations, asset management, and product development.	9	Trustee, Drexel University.

Steven E. Medina and Thomas M. Rampulla will serve as members of the Audit and Compliance, Finance, Investment, Nominating and Governance and Products Committees.

MGN-CREFSUP-0826P